Exhibit 32.1

Section 1350 CERTIFICATION

In connection with this Annual Report of MusclePharm Corporation (the “Company”), on Form 10-K for the year ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan Drexler, Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2016	By:	/s/ Ryan Drexler
Ryan Drexler
Interim Chief Executive Officer and President
(Interim Principal Executive Officer)